UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Paul F. Leone

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2009 - April 30, 2010

Item 1.	Reports to Stockholders.

Reaves Utility Income Fund

UTG

04.30.10 semi-annual report

(Unaudited)

April 30, 2010

2010 Semi-Annual Report

SHAREHOLDER LETTER

April 30, 2010 (unaudited)

During the six months ended April 30, 2010 the Reaves Utility Income Fund (the “Fund”) continued its rebound from the losses incurred during the “Great Recession”. The Fund’s total return for the period was 32.6%, of which 27.4% came from share price appreciation and 5.2 % from the dividend, which we have maintained throughout the upheaval in the markets. We are pleased to note that during the period the Fund’s share price moved from trading at a discount to its net asset value (NAV) to trading at small premium to NAV. In our view, the ability to maintain the dividend throughout the turmoil of the last couple of years and the achievement of a share price premium to NAV are not unrelated events. We re-iterate our commitment to the dividend and to our long-term goal of growing it over time commensurate with the rising earnings power of the Fund’s underlying investments.

Performance was stronger in the earlier part of the period compared to the latter part, when investors began to look more closely at the European sovereign debt and currency risks and their implications for global growth. Within the utilities sector, we maintained our preference for regulated utilities over the independent power producers and utilities with significant merchant fleets. We think we were largely rewarded for doing so. Some regulated utilities of note include CMS Energy Corporation, DTE Energy, and NSTAR. The underlying portfolio particularly benefitted from our investment in Integrys Energy Corporation, a Chicago-based supplier of electricity and natural gas to retail markets in Chicago and parts of the upper Midwest. The company successfully argued a favorable rate case in Illinois. To reduce liabilities, it also completed a restructuring through the sale of most of its marketing operations. We believe these actions assured the market that its dividend was sustainable, a central tenet of our investment thesis.

Oneok Inc., a gatherer, processor, and transporter of natural gas, also contributed significantly to the performance of the underlying portfolio. Oneok’s success underscores the importance of reliable gas processing, storage, and distribution to the national economy, even during periods of relatively low gas prices such as the current one. Oneok Inc. serves as the general partner of Oneok Partners, a master limited partnership (MLP) and important driver of Oneok’s success. The Fund has a small direct investment in Oneok Partners as well.

The $3.5 billion transfer of mid-stream assets from the Williams Companies to Williams Partners LP. on February 17, 2010 created additional value in the Fund’s holding in Williams Partners. Such transactions are typically structured to lower the overall cost of capital to the corporation by placing the assets in a tax-advantaged entity. The Fund’s exposure to the MLP asset class is focused on natural gas processing and storage operations.

Telephones remain the highest yielding sector of the underlying portfolio. At the end of the period, the telephone sector yielded 7.9%. This is partly a reflection of how out-of- favor telecoms have become among investors. Indeed AT&T, a single A-rated company with solid free cash flow, a strong balance sheet, a twenty-six year history of dividend increases, and a 10% top-line growth rate in its wireless services business yielded 6.4% at April 30th. The negative investor sentiment undoubtedly stems from the continued erosion of the landline voice business, the increasing competition in the wireless and broadband spaces, and the possibility of a tougher Federal Communications Commission (FCC) regulatory regime governing broadband network operations. Nonetheless, at these yields, we believe the negative sentiment is overdone. The most significant contributor to telecom

2	1-800-644-5571

S HAREHOLDER LETTER

April 30, 2010 (unaudited)

performance came from BCE Inc., the largest carrier in Canada. Over the course of the period it became evident in BCE’s reported results that the company was gaining traction with its wireless offerings after several years of stagnation and was on target with its cost-cutting initiatives. Two dividend increases within one year made it clear to the equity markets that the company was intent on returning meaningful cash to its shareholders.

The Fund has maintained significant exposure to the high-yielding rural telecom space with investments in CenturyLink Inc., Frontier Communications and Windstream Corporation. Overall, the rural wireline space is in secular decline and rural businesses are managed primarily for cash flow. Successful consolidation is a key to survival in the sector. CenturyLink is successfully integrating the assets of Embarq Corporation, which it acquired in mid 2009 and recently announced the acquisition of Qwest Corporation, which it hopes to complete in mid 2011. The acquisition by Frontier Communications of about 4.5 million primarily rural Verizon lines has received all required shareholder and regulatory approval and is expected to close on July 1. We expect the transaction to be accretive to Frontier’s cash flow after one year and to improve significantly Frontier’s financial metrics. Windstream has consolidated as well, but has pursued a different strategy than its two peers by completing a series of smaller, more easily digestible, acquisitions.

Looking out to the second half of our fiscal year, we continue to believe this is a good time to be invested in utilities and telecom. The interest rate outlook remains benign; indeed higher rates may not materialize until 2011. In the telecom sector we think that the recent announcement of tiered wireless broadband pricing by AT&T is a very encouraging sign and may be the first step back to more rational pricing based on usage. We continue to think there will be growing demand for broadband services. Among utilities we are still focused primarily on the regulated space in states with favorable regulatory regimes and are not banking on a resurgence of electric demand growth this year. We remain bullish on natural gas. We think its importance as a fuel in the US will grow as a result of environmental and political considerations.

At April 30 the Fund held positions in BP Plc, 0.9% of assets, Transocean, 0.3%, and Diamond Offshore, 1.6%. We have budgeted no dividends from BP for the balance of 2010. Transocean will pay the dividend previously announced. Diamond Offshore’s dividend may be negatively affected by the offshore moratorium currently in effect.

Based on our current projections of earnings, cash flows, and dividends of the companies in the Fund’s portfolio, we believe the Fund is well-positioned to maintain its current monthly dividend.

We appreciate your support and look forward to serving you in the future.

Sincerely.

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company.

Past performance is not a guarantee of future results.

2010 Semi-Annual Report	3

STATEMENT of INVESTMENTS

April 30, 2010 (unaudited)

	SHARES	VALUE
COMMON STOCKS 139.03%
Diversified Telecommunication Services 41.80%
AT&T Corp.	1,320,000	$34,399,200
BCE, Inc.	1,174,000	35,337,400
CenturyTel, Inc.	823,000	28,072,530
Frontier Communications Corp.	3,775,400	30,052,184
Qwest Communications International, Inc.	860,000	4,497,800
Telecom Corp. of New Zealand - ADR	1	8
Telefonica S.A. - ADR	69,500	4,710,710
Verizon Communications, Inc.	850,000	24,556,500
Windstream Corp.	1,955,000	21,602,750

		183,229,082

Electric Utilities 26.47%
Duke Energy Corp.	700,000	11,746,000
ITC Holdings Corp.	40,000	2,233,200
Pinnacle West Capital Corp.	900,000	33,606,000
PPL Corp.	543,000	13,444,680
Progress Energy, Inc.	711,000	28,383,120
The Southern Co.	770,000	26,611,200

		116,024,200

Energy Equipment & Services 3.01%
Diamond Offshore Drilling, Inc.	140,000	11,074,000
Transocean, Inc.(a)	29,000	2,101,050

		13,175,050

Gas Utilities 6.03%
EQT Corp.	30,000	1,304,700
ONEOK, Inc.	511,000	25,110,540

		26,415,240

Independent Power Producers & Energy Traders 0.37%
Calpine Corp.(a)	120,000	1,635,600

Insurance 0.61%
Berkshire Hathaway, Inc., Class B(a)	35,000	2,695,000

Multi-Utilities 40.39%
CMS Energy Corp.	1,000,000	16,260,000
Consolidated Edison, Inc.	220,000	9,944,000

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S TATEMENT of INVESTMENTS

April 30, 2010 (unaudited)

	SHARES	VALUE
Multi-Utilities (continued)
DTE Energy Co.	346,000	$16,666,820
Integrys Energy Group, Inc.	815,000	40,432,150
National Grid PLC	425,000	4,090,228
National Grid PLC - ADR	90,000	4,365,900
NiSource, Inc.	1,345,000	21,923,500
NSTAR	401,800	14,705,880
OGE Energy Corp.	105,000	4,344,900
SCANA Corp.	275,000	10,854,250
Sempra Energy	30,000	1,475,400
TECO Energy, Inc.	1,526,400	25,841,952
Vectren Corp.	140,000	3,501,400
Wisconsin Energy Corp.	50,000	2,625,500

		177,031,880

Oil, Gas & Consumable Fuels 9.31%
BP Amoco PLC - ADR	120,000	6,258,000
Cenovus Energy, Inc.	105,000	3,076,500
EOG Resources, Inc.	7,000	784,840
Southwestern Energy Co.(a)	30,000	1,190,400
Spectra Energy Corp.	1,235,000	28,824,900
Ultra Petroleum Corp.(a)	14,000	668,780

		40,803,420

Pharmaceuticals 0.89%
Merck & Co., Inc	35,000	1,226,400
Pfizer, Inc.	160,000	2,675,200

		3,901,600

REITS 2.90%
Annaly Capital Management, Inc	751,000	12,729,450

Tobacco 2.43%
Altria Group, Inc.	490,000	10,383,100
Reynolds American, Inc.	5,000	267,100

		10,650,200

Water Utilities 4.47%
American Water Works Co., Inc.	900,000	19,602,000

Wireless Telecommunication Services 0.35%
Cellcom Israel, Ltd.	50,000	1,515,000

TOTAL COMMON STOCKS (Cost $570,895,219)		609,407,722

2010 Semi-Annual Report	5

S TATEMENT of I NVESTMENTS

April 30, 2010 (unaudited)

	SHARES	VALUE
PREFERRED STOCKS 2.30%
Electric Utilities 0.41%
Entergy Mississippi, Inc.
6.250%	10,000	$250,313
4.560%	3,520	272,910
Entergy New Orleans, Inc., 4.360%	4,500	334,687
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	919,871

		1,777,781

Independent Power Producers & Energy Traders 1.42%
AES Trust III, 6.750%, 10/15/29	44,050	1,999,870
BGE Capital Trust II, 6.200%, 10/15/43	180,000	4,212,000

		6,211,870

Multi-Utilities 0.47%
Central Illinois Public Service Co., 4.250%	10,300	741,600
NSTAR Electric Co., 4.250%	11,500	865,375
Southern Cal Edison, 4.320%	24,300	467,775

		2,074,750

TOTAL PREFERRED STOCKS (Cost $10,126,121)		10,064,401

LIMITED PARTNERSHIPS 7.19%
Copano Energy LLC	190,000	4,978,000
Enbridge Energy Partners LP	125,000	6,408,750
Enterprise Products Partners LP	190,000	6,737,400
MarkWest Energy Partners LP	95,000	2,921,250
ONEOK Partners LP	69,400	4,277,122
Regency Energy Partners LP	190,000	4,311,100
Williams Partners LP	45,000	1,903,950

TOTAL LIMITED PARTNERSHIPS (Cost $27,458,999)		31,537,572

	BOND R ATING MOODY/S&P	PRINCIPAL A MOUNT	VALUE
CORPORATE BONDS 3.78%
Diversified Telecommunication Services 3.43%
Level 3 Financing, Inc.,
9.250%, 11/1/14	Caa1/CCC	$8,000,000	7,950,000

6	1-800-644-5571

S TATEMENT of I NVESTMENTS

April 30, 2010 (unaudited)

	BOND R ATING MOODY/S&P	PRINCIPAL A MOUNT	VALUE
CORPORATE BONDS (CONTINUED)
Qwest Corp., 7.500%, 6/15/23	Ba1/BBB-	$ 7,000,000	$7,070,000

			15,020,000

Oil, Gas & Consumable Fuels 0.35%
Copano Energy LLC, 8.125%, 3/1/16	B1/B+	1,500,000	1,530,000

TOTAL CORPORATE BONDS (Cost $15,555,001)			16,550,000

		SHARES	VALUE
MUTUAL FUNDS 0.99%
Loomis Sayles Institutional High Income Fund		548,386	4,354,185

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,354,185

SHORT TERM INVESTMENTS 0.37%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.010% (7-Day Yield)		1,607,884	1,607,884

TOTAL SHORT TERM INVESTMENTS (Cost $1,607,884)			1,607,884

Total Investments (Cost $629,643,224) - 153.66%			$673,521,764

Other Assets in Excess of Liabilities - (1.10%)			4,825,864

Liquidation Preference of Auction Market Preferred Shares - (54.76%) Series M7, FF, W28 (including distributions payable on preferred shares)			(240,033,453)

NET ASSETS - 100.00%			$438,314,175

(a)	Non Income Producing Security

ADR - American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of April 30, 2010.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and /or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting case. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

2010 Semi-Annual Report	7

STATEMENT of ASSETS AND LIABILITIES

Assets:
Investments, at value (Cost - $629,643,224)	$673,521,764
Dividends receivable	3,516,377
Interest receivable	588,535
Receivable for shares sold	345,544
Receivable for investments sold	1,065,455

Total Assets	679,037,675

Liabilities:
Payable for investment purchased	166,027
Accrued investment advisory fees	322,413
Accrued administration fees	148,591
Accrued trustee fees	21,421
Accrued ratings fees	11,044
Other payables and accrued expenses	20,551

Total Liabilities	690,047

Preferred Shares (unlimited shares authorized):
Auction market preferred shares, Series M7, F7 & W28, including distributions payable to preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,033,453

Total Preferred Shares	240,033,453

Net Assets Applicable to Common Shareholders	$438,314,175

Composition of Net Assets Attributable to Common Shares:
Paid-in capital	$431,222,911
Undistributed net investment income	1,058,384
Accumulated net realized loss on investments and foreign currency transactions	(37,845,660)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	43,878,540

Net Assets Applicable to Common Shareholders	$438,314,175

Shares of common stock outstanding of no par value, unlimited shares authorized	22,791,123

Net asset value per share	$19.23

See Notes to Financial Statements.

8	1-800-644-5571

STATEMENT of OPERATIONS

For the Six Months Ended April 30, 2010 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $208,302)	$20,477,347
Interest on investment securities	732,518

Total Investment Income	21,209,865

Expenses:
Investment advisory fees	1,888,024
Administration fees	870,133
Chief compliance officer fee	19,519
Trustees fees	50,596
Broker/dealer fees	301,436
Ratings fees	5,657
Auction agent fees	8,934
Miscellaneous fees	14,231

Total Expenses	3,158,530

Net Investment Income	18,051,335

Net realized gain/(loss) on:
Investment securities	21,326,575
Foreign currency transactions	(10,234)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	57,131,361

Net gain on investments and foreign currency transactions	78,447,702

Distributions to Preferred Shareholders:
From net investment income	(1,773,497)
From net realized gains	–

Total Distributions to Preferred Shareholders	(1,773,497)

Net Increase in Net Assets Attributable to Common Shares from Operations	$94,725,540

See Notes to Financial Statements.

2010 Semi-Annual Report	9

STATEMENT of CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Common Shareholder Operations:
Net investment income	$18,051,335	$36,816,071
Net realized gain/loss on:
Investment securities	21,326,575	(57,467,740)
Foreign currency transactions	(10,234)	(8,938)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	57,131,361	51,091,624
Distributions to Preferred Shareholders:
From net investment income	(1,773,497)	(3,684,333)
From net realized gains	–	(538,000)
Net increase in net assets attributable to common shares from operations	94,725,540	26,208,684

Distributions to Common Shareholders:
From net investment income	(17,163,917)	(29,716,290)
From net realized gains	–	(3,776,242)
Net decrease in net assets resulting from distributions to common shareholders	(17,163,917)	(33,492,532)

Capital Share Transactions:
Net asset value of common shares issued to shareholders from reinvestment of dividends	1,576,289	(379,321)
Net increase from capital share transactions	1,576,289	(379,321)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	79,137,912	(6,904,527)

Net Assets Attributable to Common Shareholders:
Beginning of period	$359,176,263	$366,080,790
End of period*	$438,314,175	$359,176,263

* Including undistributed net investment income of:	$1,058,384	$1,944,463

See Notes to Financial Statements.

10	1-800-644-5571

INTENTIONALLY LEFT BLANK

FINANCIAL H IGHLIGHTS

For the Six Months Ended 4/30/10 (unaudited)
Per Common Share Operating Performance:
Net asset value, per share, beginning of period	$15.82
Income from investment operations:
Net investment income	0.72
Net realized and unrealized gain/(loss) on investments and foreign currency	3.53
Distributions to preferred shareholders:
From net investment income	(0.76)
From net realized gains	–
Total from investment operations	3.49

Distributions to Common Shareholders:
From net investment income	(0.08)
From net realized gains	–
Total distributions to common shareholders	(0.08)

Net asset value per common share, end of period	$19.23

Market price per common share, end of period	$19.50

Total Investment Return - Net Asset Value(1)	26.56%
Total Investment Return - Market Price(1)	32.61%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000s)	$438,314
Ratio of expenses to average net assets attributable to common shares(2)	1.53%(3)
Ratio of net investment income to average net assets attributable to common shares(2)	2.15%(3)
Ratio of expenses to average managed assets(4)	0.97%(3)
Portfolio turnover rate	28%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,033
Total shares outstanding (000)	9.6
Asset coverage per share(5)	$70,661
Liquidation preference per share	$25,000
Average market value per share(6)	$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

12	1-800-644-5571

F INANCIAL HIGHLIGHTS

	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/07	For the Year Ended 10/31/06	For the Year Ended 10/31/05
Per Common Share Operating Performance:
Net asset value, per share, beginning of period	$16.14	$30.32	$26.04	$22.12	$19.29
Income from investment operations:
Net investment income	1.44	1.35	1.33	0.99	1.05
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.09)	(12.98)	4.88	4.94	3.29
Distributions to preferred shareholders:
From net investment income	(0.16)	(0.47)	(0.40)	(0.50)	(0.32)
From net realized gains	(0.03)	–	(0.17)	–	–
Total from investment operations	1.16	(12.10)	5.64	5.43	4.02

Distributions to Common Shareholders:
From net investment income	(1.31)	(1.37)	(1.31)	(1.51)	(1.19)
From net realized gains	(0.17)	(0.71)	(0.05)	–	–
Total distributions to common shareholders	(1.48)	(2.08)	(1.36)	(1.51)	(1.19)

Net asset value per common share, end of period	$15.82	$16.14	$30.32	$26.04	$22.12

Market price per common share, end of period	$15.31	$13.98	$26.26	$22.45	$19.46

Total Investment Return - Net Asset Value(1)	9.92%	(41.56)%	23.00%	26.75%	21.63%
Total Investment Return - Market Price(1)	22.81%	(41.55)%	23.57%	24.21%	14.67%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000s)	$359,176	$366,081	$687,653	$590,600	$501,618
Ratio of expenses to average net assets attributable to common shares(2)	1.77%	1.33%	1.30%	1.38%	1.41%
Ratio of net investment income to average net assets attributable to common shares(2)	11.47%	5.94%	4.73%	6.42%	6.21%
Ratio of expenses to average managed assets(4)	1.01%	0.94%	0.94%	0.94%	0.95%
Portfolio turnover rate	86%	32%	34%	43%	55%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,095	$240,267	$240,219	$240,185	$240,171
Total shares outstanding (000)	9.6	9.6	9.6	9.6	9.6
Asset coverage per share(5)	$62,424	$63,161	$96,653	$86,539	$77,270
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	Annualized.
(4)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on weekly prices.

See Notes to Financial Statements.

2010 Semi-Annual Report	13

NOTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued The Accounting Standards CodificationTM (the “Codification”) which revises the framework for selecting the accounting principles to be used in the preparation of financial statements that are presented in conformity with GAAP. The objective of the Codification is to establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB. Codification was effective for interim and annual periods ended after September 15, 2009. In adopting the Codification, all non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. Codification requires any references within the Fund’s financial statements be modified from FASB issues to ASC.

Security Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the evaluated bid prices on such day, as provided by the Fund’s primary pricing service. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service

14	1-800-644-5571

N OTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

The Fund has adopted FASB ASC and follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). ASC 820 established a three-tier hierarchy to create classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — unadjusted quoted prices in active markets for identical investments

Level 2 — significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

2010 Semi-Annual Report	15

NOTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2010:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unob- servable Inputs	Total
Common Stock	$609,407,722	$–	$–	$609,407,722
Preferred Stock	7,421,245	2,643,156	–	10,064,401
Limited Partnerships	31,537,572	–	–	31,537,572
Corporate Bonds	–	16,550,000	–	16,550,000
Mutual Funds	4,354,185	–	–	4,354,185
Short Term Investments	1,607,884	–	–	1,607,884
Total	$654,328,608	$19,193,156	$–	$673,521,764

For the six months ended April 30, 2010, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations. As of April 30, 2010, the Fund had no outstanding forward foreign currency contracts.

Options: In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets & Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exer-

16	1-800-644-5571

N OTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

cises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When the Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets & Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

There was no written option activity during the six months ended April 30, 2010.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings or distributions on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Effective August 10, 2009, the Fund received approval from the Securities and Exchange Commission (the “Commission”) on its application for exemption from Section 19(b) of the Investment Company Act of 1940, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/ monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. At this time the Fund has not implemented a managed distribution plan, as permitted under the exemption.

2010 Semi-Annual Report	17

N OTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund follows ASC 740 “Income Taxes (“ASC 740”)”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2005 through October 31, 2009.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Net unrealized appreciation/(depreciation) of investments based on federal tax cost were as follows:

As of April 30, 2010
Gross appreciation (excess of value over tax cost)	$85,958,794
Gross depreciation (excess of tax cost over value)	(38,983,095)
Net unrealized appreciation	$46,975,699
Cost of investments for income tax purposes	$626,546,065

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

18	1-800-644-5571

N OTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2010	Year Ended October 31, 2009
Common Stock outstanding – beginning of period	22,707,840	22,677,001
Common Stock issued as reinvestment of dividends	83,283	30,839
Common Stock outstanding – end of period	22,791,123	22,707,840

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater. Through April 30, 2010, the Fund maintained certain coverage amounts for Standard & Poor’s, according to restrictions issued by the rating agency to the Fund, which are generally more restrictive than the Investment Company Act of 1940 requirements. The Fund was in compliance with these coverage ratios as of April 30, 2010.

Effective November 23, 2009, the Fund no longer maintains coverage amounts for Fitch on the Fund’s outstanding preferred shares.

The Fund has three series of Auction Market Preferred Shares (“AMPS”): M7, F7 and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

In February 2008, the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever is greater. The 7-day LIBOR rate is used for the M7 and F7 Series and the 30-day LIBOR rate is used for the W28 Series.

As of April 30, 2010, the annualized dividend rates for Series M7, F7 and W28 were 1.52%, 1.52% and 1.52%, respectively.

2010 Semi-Annual Report	19

N OTES to FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2010, aggregated $182,077,021 and $181,068,265, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

7. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

20	1-800-644-5571

DIVIDEND R EINVESTMENT PLAN

April 30, 2010 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the

2010 Semi-Annual Report	21

D IVIDEND REINVESTMENT PLAN

April 30, 2010 (unaudited)

payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

22	1-800-644-5571

FUND P ROXY VOTING POLICIES & PROCEDURES

April 30, 2010 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2009, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

PORTFOLIO H OLDINGS

April 30, 2010 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

April 30, 2010 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER M EETING

April 30, 2010 (unaudited)

On April 26, 2010, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect two Trustees of the Fund. Both Trustees were successfully re-elected. Results of the proposal were as follows:

Proposal 1: Re-election of Trustees

	Share Classes Voting	For	Abstain	Withheld
Jeremy O. May	Common & Preferred	18,817,358	910,327	0
Everett L. Morris	Preferred Only	8,493	248	0

2010 Semi-Annual Report	23

TRUSTEES & OFFICERS

April 30, 2010 (unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Interested Trustees and Officers

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy O. May Age - 39 1290 Broadway, Ste. 1100 Denver, CO 80203	Chairman & Trustee (Since 2009); President (Since 2010)

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and Director and Executive Vice President of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also a Trustee of the ALPS Variable Insurance Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

			N/A

Everett L. Morris Age - 81 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris is former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with W.H. Reaves and Co., Inc., Mr. Morris is considered an “interested” Trustee of the Fund.	1

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

24	1-800-644-5571

T RUSTEES & OFFICERS

April 30, 2010 (unaudited)

Interested Trustees and Officers (continued)

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
J. Tison Cory Age - 41 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary (Since 2008)

Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at OppenheimerFunds, Inc. (2004-2005) and INVESCO Funds Group, Inc. (1999-2004). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present).

N/A
Michael Akins Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer (Since 2006)

Mr. Akins is Vice President and Deputy Chief Compliance Officer of ALPS. Prior to joining ALPS, Mr. Akins served as Assistant Vice President and Compliance Officer for UMB Financial Corporation (2003-2006). Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation (2000- 2003). Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Financial Investors Trust.

N/A
Lauren E. Johnson Age - 29 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer (Since 2010) Assistant Treasurer (2008-2010)

Ms. Johnson is Assistant Vice President of ALPS, and joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003-2005). Because of her position with ALPS, Ms. Johnson is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Johnson is Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.

N/A

2010 Semi-Annual Report	25

T RUSTEES & OFFICERS

April 30, 2010 (unaudited)

Independent Trustees

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Mary K. Anstine Age - 69 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of A.V. Hunter Trust and Colorado Uplift Board. Ms. Anstine is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.

			1
Michael F. Holland Age - 65 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Holland is Chairman of Holland & Company, an investment management company. Mr. Holland is a Director of Holland Series Funds, Inc, and Trustee of State Street Master Funds; China Fund Inc; Taiwan Fund Inc; and Scottish Widows Emerging Market Fund.	1

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

26	1-800-644-5571

T RUSTEES & OFFICERS

April 30, 2010 (unaudited)

Independent Trustees (continued)

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy W. Deems Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since 2008

Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust and Financial Investors Trust.

			1
Larry W. Papasan Age - 69 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company, and is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company, SSR Engineering, an electronics company, and Triumph Bank. Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991- 2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991).	1

2010 Semi-Annual Report	27

NOTES

28	1-800-644-5571	2009 Annual Report	28

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 9, 2010

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	July 9, 2010